SEMIANNUAL REPORT January 31, 2000

[LOGO OF NUVEEN INVESTMENTS APPEARS HERE]

NUVEEN GROWTH FUNDS

[PICTURE APPEARS HERE]

Rittenhouse Growth Fund

Innovation Fund

International Growth Fund

    Contents
 1  Dear Shareholder
 3  From the Portfolio Manager's Perspective Nuveen Rittenhouse Growth Fund
 6  Nuveen Rittenhouse Growth Fund Spotlight
 7  From the Portfolio Manager's Perspective Nuveen Innovation Fund
10  Nuveen Innovation Fund Spotlight
11 From the Portfolio Manager's Perspective Nuveen International Growth Fund 14 Nuveen International Growth Fund Spotlight
15  Portfolio of Investments
21  Statement of Net Assets
22  Statement of Operations
23  Statement of Changes in Net Assets
24  Notes to Financial Statements
29  Financial Highlights
32  Building a Better Portfolio
33  Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER CHAIRMAN OF THE BOARD APPEARS HERE]

DEAR
Shareholder,

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, your and your financial adviser's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial adviser, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management. Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.
     We are dedicated to helping you and your financial adviser develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource. As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted adviser. That's because your financial adviser has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.
     Your financial adviser can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interest at heart.

The Economic Environment. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period. Before we get to that, I want to briefly report on the economic environment in which your Nuveen investment performed.
     The end of your fund's fiscal period, January 31, 2000, was an important day in our nation's economic life. It marked the 106th month of continued economic expansion. The last time we saw 106 consecutive months of economic expansion was February 1961 to December 1969, a period known best for its military conflicts, domestic unrest and soaring inflation.
     That was then; this is now.



"Your financial adviser can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interest at heart."

                                                       SEMIANNUAL REPORT  page 1

     The vigilant inflationary watch of Federal Reserve Chairman Alan Greenspan, the growth of the Internet and other technology-related developments and the globalization of the economy are three reasons for continued economic health.
     In their battle to keep inflation at bay, Greenspan's Fed again raised interest rates (to 5.75%) in early February. That marked the fourth time the Fed has raised the federal funds rate -- the interest rate that banks charge each other on overnight loans -- since June 1999.
     Over the short term, the inflation threat has meant increased price fluctuations in the equity markets. Part of that is due to the fact that investors and the various markets have been watching -- and reacting to -- every announcement concerning economic statistics.
     Longer term, there's still faith in the emerging paradigm, which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. The 1960's 106-month expansion that I noted earlier was fueled by government spending. Today's economy has been fueled by consumer spending and improved productivity. Will the current expansion out-distance the one of the 60s? Time will tell.

What Can You Do? We believe the potential presence of inflation and price swings in the markets reinforce the importance of:
     . working with an adviser
     . staying focused on the long term; and
     . adhering to your financial plan.
     With a sound plan in place, you may be better positioned to weather the markets' ups and downs. As you pursue your life's dreams, your financial adviser can serve as a valuable resource in helping you keep short-term market events in perspective while you focus on your overall financial plan.
     For more information on any Nuveen investment, including a prospectus, contact your financial adviser. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.
     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisers to provide investment solutions that help individuals achieve their live's dreams. Thank you for your continued confidence.

Sincerely,

[SIGNATURE OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board
March 15, 2000

"There's still faith in the emerging paradigm, which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time."

SEMIANNUAL REPORT  page 2

NUVEEN RITTENHOUSE GROWTH FUND

From the Portfolio Manager's Perspective

With an investment in Nuveen Rittenhouse Growth Fund, managed by Rittenhouse Financial Services, Inc., you have the opportunity to own a portion of companies that make many of the products you have in your home, from GE light bulbs to Colgate toothpaste. Owning a Nuveen mutual fund that holds these stocks in its portfolio, rather than owning the stocks directly, offers you access to professional money management. Recently we spoke with John P. Waterman, managing director of investments at Rittenhouse, about the fund's performance during the semiannual fiscal period ended January 31, 2000.

Q | During the six-month period ending January 31, 2000, the Federal Reserve Board (the Fed) continued to raise interest rates, and the markets bounced up and down -- mostly up, thanks mainly to technology stocks -- in response. How did the Nuveen Rittenhouse Growth Fund respond to this market environment?

JOHN | Despite the bumps, the market fit in well with our portfolio positioning and the fund was able to reap the benefits. The Nuveen Rittenhouse Growth Fund returned 10.31% over the six-month period ending January 31, 2000, besting both the Standard & Poor's 500 Index return of 5.59% and the Lipper Large Cap Core Funds Index return of 7.15% for the same time period.*

Q | The fund's management team expanded the investment strategy for the fund in 1999, which allowed the fund to invest more in technology. Did that play a role in the fund's performance?

JOHN | Yes, it did. There is an important reason why technology is so strong right now. Technology and innovation play a dominant role in all types of business, and the world marketplace constantly reinvents itself as a result of new technology. In this new economy we believe companies need to make immediate investments and reinvestments in their businesses to keep up with the pace of today's markets. Recognizing that, the fund began allowing the purchase of non-dividend-paying stocks beginning in the spring of 1999. Stocks that do not pay dividends tend to be growth-oriented companies that require more capital investment because they are in the earlier stages of their life cycle than an older, more established company.
     By relaxing the dividend requirement, we increased the number of companies in our investable universe, most notably expanding our options in the technology sector. That allowed the fund to participate more fully in the new economy.


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, chosen for their rigorously disciplined investment approaches.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's adviser for large-cap growth investing, Rittenhouse Financial Services, Inc., a wholly owned subsidiary of Nuveen, has more than 20 years of investment experience through a variety of market conditions. With approximately $17 billion in assets under management, Rittenhouse has developed an expertise in selecting high-quality, large-cap companies that the fund managers believe will perform well over the long term.

Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended January 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

*The annualized total return for the Nuveen Rittenhouse Growth Fund was 9.78% for the one-year period ending January 31, 2000, and 17.02% since its inception on December 31, 1997. The Lipper Large Cap Core Funds Index returned 10.65% for the same one-year period, and 19.70% for the period since the fund's inception. The S&P 500 Index returned 10.35% for the one-year period and 20.67% since the fund's inception. The Lipper Large Cap Core Funds Index is a managed index representing the average annualized total returns of the 30 largest funds in the Lipper Large Cap Core Funds category. The S&P 500 Index is an unmanaged index comprising 500 stocks generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

                                                       SEMIANNUAL REPORT  page 3

Q | Were, and are, you concerned about the potential for increased volatility in the portfolio, since you have more leeway to buy technology stocks?

JOHN | There is no doubt that, overall, technology stocks have had more pronounced ups and downs than stocks in other sectors. With this in mind, we have kept the fund focused on large, established companies that own a dominant market position. This applies to technology stocks as well as other stocks. In fact, we go even further than that -- we look for companies that meet the stringent Rittenhouse criteria and that we think have the right business models to capitalize on the key growth trends in technology and communications. We think this could potentially translate into more reliable earnings growth for these companies in the portfolio than if we were to simply select the hottest technology stocks. We also aim to diversify within the technology sector, so that the fund's technology holdings would be less likely to be concentrated in one particular type of technology stock.

Q | Can you give us some examples of holdings in the fund that have met these criteria?

JOHN | Lucent Technologies and Cisco Systems, the leading providers of infrastructure for the telecommunications industry, are two examples that have done very well over the period. Lucent has focused on providing services to major telecommunications providers, while Cisco traditionally has focused on corporate data networking. Cisco is a new addition to the fund, and it returned 59% over the period.
     We also purchased a position in EMC -- the No. 1 maker of mainframe computer disk memory hardware and software -- to try to take advantage of the vast amount of storage space that has been generated through more and better technologies. Intel, Texas Instruments and Sun Microsystems also did very well for the fund.

NUVEEN RITTENHOUSE GROWTH FUND

Top Ten Stock Holdings

Procter & Gamble Co./1/             4.9%
----------------------------------------
Intel Corp.                         4.8%
----------------------------------------
American International Group, Inc.  4.8%
----------------------------------------
Colgate-Palmolive Co.               4.6%
----------------------------------------
General Electric                    4.6%
----------------------------------------
Coca-Cola Co.                       4.3%
----------------------------------------
Automatic Data Processing, Inc.     4.3%
----------------------------------------
Home Depot, Inc.                    4.2%
----------------------------------------
Pfizer, Inc.                        4.1%
----------------------------------------
Merck & Co., Inc.                   4.1%
----------------------------------------

The companies listed represent their respective percentages of stock holdings as of January 31, 2000. Over time, the fund's holdings and their percentages will vary.
/1/ Approximately one month after the semiannual period closed, the fund's position in Procter & Gamble Co. was sold.

"We have kept the fund focused on large, established companies that own a dominant market position. This applies to technology stocks as well as other stocks."

SEMIANNUAL REPORT  page 4

Q How did some of the other sectors represented in the fund perform over the period?

JOHN      Consumer cyclicals benefited from a robust economy as well as the insatiable spending by consumers. Our holdings in this sector in Home Depot and Wal-Mart outperformed both their sector and the overall market as represented by the S&P 500 Index for the full year 1999. Both companies have increasingly taken advantage of technology to stay connected to their customers, which has helped contribute to their success.

     Although performance in the healthcare sector as a whole was weaker over the period in the face of a price control scare on prescription medications, the healthcare companies in the Rittenhouse portfolio performed exceptionally well. Pfizer continued its tremendous performance by again posting a record year in both revenue and earnings. In addition, we expect that Pfizer's takeover of Warner-Lambert will make the combined company the strongest player in the industry if the deal closes. Schering-Plough continued to leverage the success of Claritin and the benefit gained from the increased prevalence of allergies in the American population. Merck, in the face of some concerns about their long-term pipeline, benefited from the success of newer drugs Fosamax -- a treatment for osteoporosis -- and Vioxx -- a pain medication. Overall, we believe long-term demographic trends, as well as ever-increasing technology in research and development, make healthcare one of the most attractive growth sectors over the long term.

     Consumer staples for the most part have lagged, but stocks such as Walgreen Co. and Colgate-Palmolive have extremely attractive valuations and solid earnings, and they are poised to do better in our opinion.


Q What is your outlook for the market environment and the fund for the coming months?

JOHN      The interest rate and the economic outlook are key factors. Looking out one to two years, we continue to expect low inflation and moderate economic growth, which is an ideal environment for the stock market. In the near future, the Fed has made it clear that a 5% or higher growth rate is not sustainable without inflation rekindling. The Fed has said it wants to slow growth to a sustainable 3% to 3.5% rate. Therefore, we expect several more rate increases, which may create uncertainty and volatility.

     Beyond that, we look for slower economic growth and lower interest rates, which should boost stocks, particularly stable growth stocks with earnings that have low economic sensitivity.


NUVEEN RITTENHOUSE GROWTH FUND

Sector Diversification

[PIE CHART APPEARS HERE]

Technology..........31.4%
Healthcare..........19.9%
Consumer Staples....18.9%
Financials..........16.3%
Consumer Cyclical....6.7%
Capital Goods........4.6%
Communication
Services.............2.2%

Portfolio composition is as of January 31, 2000, and is subject to change. Composition is based on the fund's stock holdings.


"We believe long-term demographic trends, as well as ever-increasing technology in research and development, make healthcare one of the most attractive growth sectors over the long term."

SEMIANNUAL REPORT  page 5

Fund Spotlight as of January 31, 2000

NUVEEN RITTENHOUSE GROWTH FUND

 Quick Facts
                                         A Shares    B Shares           C Shares    R Shares
NAV                                        $27.70      $27.29             $27.30      $27.86
--------------------------------------------------------------------------------------------
Fund Symbol                                 NRGAX       NRGBX              NRGCX       NRGRX
--------------------------------------------------------------------------------------------
CUSIP                                   67065W100   67065W209          67065W308   67065W407
--------------------------------------------------------------------------------------------
Inception Date                              12/97       12/97              12/97       12/97
--------------------------------------------------------------------------------------------

 Total Returns+
                          A Shares             B Shares            C Shares         R Shares
                      NAV     Offer          NAV       w/CDSC      NAV      w/CDSC      NAV
6-Month              10.31%      3.97%      9.86%      4.86%      9.85%      8.85%      10.42%
---------------------------------------------------------------------------------------------
YTD                  -2.88%     -8.47%     -2.95%     -7.81%     -2.95%     -3.92%      -2.86%
---------------------------------------------------------------------------------------------
1-Year ++             9.78%      3.47%      8.98%      4.98%      8.93%       N/A       10.07%
---------------------------------------------------------------------------------------------
Since Inception++    17.02%     13.74%     16.18%     14.54%     16.20%       N/A       17.34%
---------------------------------------------------------------------------------------------

  + Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year.
 ++ Annualized


Portfolio Allocation*

[PIE CHART APPEARS HERE]

Equity........95%

Cash
Equivalents....5%

* The fund is actively managed, and its holdings, diversification and allocation will vary over time.

  Portfolio Statistics
Total Net Assets                         607 million
----------------------------------------------------
Beta                                            1.04
----------------------------------------------------
Average Market
Capitalization (Stocks)                  154 billion
----------------------------------------------------
Average P/E                                     37.7
----------------------------------------------------
Number of Stocks                                  31
----------------------------------------------------
Turnover Rate (for reporting period)              13%
----------------------------------------------------
Expense Ratio*                                  1.24%
----------------------------------------------------

* Class A shares after credit/reimbursement

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Terms To Know

The following are a few terms used throughout this report.

Beta - Beta is a measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market Capitalization - Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped in these main categories:

Large cap:  over $5 billion in market capitalization
Mid cap:    between $1 billion and $5 billion
Small cap:  $1 billion or less

Price/Earnings Ratio (P/E) - The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return - Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

SEMIANNUAL REPORT  page 6

NUVEEN INNOVATION FUND

From the Portfolio Manager's Perspective

Nuveen Innovation Fund features portfolio management by Columbus Circle Investors (CCI), an institutional management firm with approximately $6 billion in assets under management. For more than 25 years, CCI has sought to produce excellent investment results using a single, disciplined investment process for all asset classes. To help you understand the fund's performance during the period from its inception through January 31, 2000, the fund's semiannual fiscal period end, we spoke with Anthony Rizza, portfolio manager of the Nuveen Innovation Fund and Managing Director of CCI, the subadviser of the fund.


Q The Nuveen Innovation Fund commenced operations on December 20, 1999, against the backdrop of a market carried mostly by the technology sector. However, in January technology stocks pulled back, as can be seen in the -1.05% return of the Lipper Science & Technology Fund Index and the -5.02% return of the S&P 500 Index (for the one-month period ending January 31, 2000). The cumulative total return for the Nuveen Innovation Fund was 4.27% for the same period, and 12.40% in the little more than one month from its inception through January 31, 2000. To what do you attribute this outperformance?*

ANTHONY   We believe companies that use innovative technologies become the driving forces in the market, so the fund isn't limited to pure technology stocks. We look for companies that have a strategic competitive advantage in their market as a result of their resourceful use of technology. Because of our continuous analysis of the industry and overall trends, certain themes, or attractive stories, became evident to us, themes that allowed us to concentrate on sectors or concepts that we felt were particularly timely.

     One such theme was energy, driven by deregulation of the industry. Calpine Corp., a company engaged in the acquisition, development and operation of power generation facilities and the sale of electricity, returned almost 34% over the period. Affymetrix, a company that falls into our biotechnology theme, has developed the biochip (a high-tech method of analyzing human genes) -- it returned 107% over the period.


NUVEEN INNOVATION FUND

Sector Diversification

[PIE CHART APPEARS HERE]

Technology....78.5%

Utilities......9.5%

Healthcare.....6.1%

Consumer
Cyclicals......5.9%

Portfolio composition is as of January 31, 2000, and is subject to change. Composition is based on the fund's stock holdings.

See the Industry Diversification chart on page 9 for a further breakdown of the fund's technology holdings.


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. This select group of asset management firms direct the investment activities of the Nuveen Mutual Funds, and Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's adviser for growth investing, Columbus Circle Investors (CCI), is an institutional investment management firm with approximately $6 billion in assets under management. For more than 25 years, CCI has sought to produce excellent investment results using a single, disciplined investment process for all asset classes.


Performance figures are quoted for Class A shares at net asset value.
Comments cover the period from the fund's December 20, 1999, inception through January 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

*The Lipper Science & Technology Funds Index is a managed index representing the average annualized total returns of the 30 largest funds in the Lipper Science & Technology Funds category. The S&P 500 Index is an unmanaged index comprising 500 stocks generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.


SEMIANNUAL REPORT  page 7

Q What are some of the other themes you followed and why did you feel they were attractive?

ANTHONY    Our top themes during the period were:
   . PC evolution, driven by worldwide PC demand and the increased power and memory capacity of PCs;
   . the communications revolution, fueled by the proliferation and access to the Internet and the increased demand for wireless services;
   . semiconductors, where tight manufacturing capacity coupled with an upturn in global economies has led to a strong rebound in the industry.
These are the same themes we plan to hold to in the near term as well.


Q  What in particular is involved in the fund's investment selection process?

ANTHONY    We do a great deal of research on individual companies. First and foremost, we want to identify a universe of solid companies with strong growth potential. Then we try to determine which companies are best positioned to benefit in revenue and earnings acceleration, and look for the companies where some change is occurring that could boost investor expectations.

     We work to pinpoint the most important factors for a particular stock, including long-term and cyclical industry trends, company-specific events, and even political and economic developments. From there, we construct the portfolio subject to certain risk controls.


Q It is no secret that valuations of technology stocks are high compared to historical levels. How do you sort through the opportunities and select stocks suitable for the fund?

ANTHONY    It's true that technology stocks are generally selling at record highs in terms of stock price-to-earnings ratios. But we've seen a marked change in the high-growth technology sector in the way the market values many of these companies. The market has historically rewarded companies based on the earnings they produce, but with respect to technology companies, it now tends to place more value on expectations of future earnings. This has been particularly true in regards to many Internet "start-ups."

     Our investment selection process for the fund emphasizes companies that may surprise the market with positive performance, and then are rewarded by the market in the form of higher stock prices. Historic valuation measures such as price-to-earnings ratios aren't as important to us; it's the increase in expectations we are after.


NUVEEN INNOVATION FUND


Top Ten Stock Holdings

  Affymetrix, Inc.                      4.1%
--------------------------------------------
  Calpine Corporation                   3.5%
--------------------------------------------
  JDS Uniphase Corporation              3.4%
--------------------------------------------
  Research In Motion                    3.2%
--------------------------------------------
  Nokia Corp.                           3.2%
--------------------------------------------
  Applied Micro Circuits Corporation    3.0%
--------------------------------------------
  Microsoft Corporation                 2.8%
--------------------------------------------
  Veritas Software Corporation          2.8%
--------------------------------------------
  Ciena Corporation                     2.8%
--------------------------------------------
  Motorola, Inc.                        2.7%
--------------------------------------------


The companies listed represent their respective percentages of stock holdings as of January 31, 2000. Over time, the fund's holdings and their percentages will vary.

SEMIANNUAL REPORT  page 8

     We want to own companies displaying "positive momentum and positive surprise." That's because we believe strong companies tend to get stronger (which is positive momentum) and then pleasantly surprise the market by beating investor and analyst expectations.

     Our philosophy is based on the belief that when a company exceeds expectations, its stock price tends to rise. We think that, as long as no external factor breaks investor confidence, those favorable trends for each company can continue and their stock prices should continue to bid up.


Q  Do you employ any special strategies to help temper risk?

ANTHONY    We focus on what we believe are growing companies with fundamental strength that show promise of continuing positive performance. Start-ups and "the hottest thing" are not what we are looking for. We believe in diversification, and expect to maintain around 40 to 50 holdings in the portfolio. The portfolio has had, to date, a minimum of eight themes with a maximum of 25% of fund assets in any one theme.


Q  What is your outlook for the market in the coming months?

ANTHONY    The level of the stock market and the first stirrings of stress in inflation and interest rates suggest taking a cautious approach. With market risks at high levels, we will be on the lookout for quality companies that may be in a turnaround mode. Now that Y2K is safely behind us, many companies can focus their resources on e-commerce and new application development. We plan to continue to focus our investments in the long-term technological trends that are shaping our lives.


NUVEEN INNOVATION FUND

Industry Diversification (Top 5)

  Computer Software & Services      31.2%
-----------------------------------------
  Communication Equipment           12.5%
-----------------------------------------
  Electronics Semiconductors        11.4%
-----------------------------------------
  Electronics Instrumentation        6.1%
-----------------------------------------
  Biotechnology                      6.1%
-----------------------------------------

The companies listed represent their respective percentages of stock holdings as of January 31, 2000. Over time, the fund's holdings and their percentages will vary.


              "We focus on what we believe are growing companies
                with fundamental strength that show promise of
                       continuing positive performance."

                                                       SEMIANNUAL REPORT  page 9

NUVEEN INNOVATION FUND

Fund Spotlight as of January 31, 2000

Quick Facts

                         A Shares       B Shares       C Shares       R Shares
NAV                         $22.48         $22.46         $22.46         $22.48
-------------------------------------------------------------------------------
Fund Symbol                    N/A            N/A          NIFCX            N/A
-------------------------------------------------------------------------------
CUSIP                    67065W886      67065W878      67065W860      67065W852
-------------------------------------------------------------------------------
Inception Date               12/99          12/99          12/99          12/99
-------------------------------------------------------------------------------


Cumulative Total Returns+

                             A Shares                  B Shares                  C Shares           R Shares
                        NAV          Offer        NAV          w/CDSC         NAV        w/CDSC         NAV
YTD                     4.27%       -1.75%        4.22%        -0.78%        4.17%        3.17%        4.27%
------------------------------------------------------------------------------------------------------------
Since Inception        12.40%        5.94%       12.30%         7.30%       12.30%       11.30%       12.40%

+ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year.


Portfolio Allocation/./

[PIE CHART APPEARS HERE]

Equity....100%

/./The fund is actively managed, and its holdings, diversification and allocation will vary over time.


Portfolio Statistics

Total Net Assets                    $27.7 million
-------------------------------------------------
Beta                                         1.24
-------------------------------------------------
Average Market
Capitalization (Stocks)               $52 billion
-------------------------------------------------
Average P/E                                  79.9
-------------------------------------------------
Number of Stocks                               48
-------------------------------------------------
Turnover Rate (for reporting period)          21%
-------------------------------------------------
Expense Ratio*                              1.58%
-------------------------------------------------

* Class A shares after credit/reimbursement.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Terms To Know

The following are a few terms used throughout this report.

Beta-Beta is a measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market Capitalization-Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped in these main categories:

Large cap:  over $5 billion in market capitalization
Mid cap:    between $1 billion and $5 billion
Small cap:  $1 billion or less

Price/Earnings Ratio (P/E)-The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return-Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

SEMIANNUAL REPORT  page 10

NUVEEN INTERNATIONAL GROWTH FUND

From the Portfolio Manager's Perspective

Nuveen International Growth Fund features portfolio management by Columbus Circle Investors (CCI), an institutional management firm with approximately $6 billion in assets under management. For more than 25 years, CCI has sought to produce excellent investment results using a single, disciplined investment process for all asset classes. To help you understand the fund's performance from its inception December 20, 1999, through its semiannual fiscal year period ending January 31, 2000, we spoke with Clifford Fox, portfolio manager of the Nuveen International Growth Fund and managing director of CCI, the subadviser of the fund.


Q The Nuveen International Growth Fund opened on December 20, 1999, amid very active world markets. The fund's cumulative total return was 9.65% since inception. For comparison purposes, we have measured the period January 1, 2000, through January 31, 2000. For that one-month period, the fund returned 0.18%, outperforming the MSCI All Country World Index ex-USA, which returned -5.08%, and the Lipper International Funds Index, which returned -5.85%.* Although one month is not a long time period, to what do you attribute the fund's impressive initial showing and its outperformance of its benchmarks?

CLIFFORD    What we've been seeing in world markets is a hearty recovery from the Asian financial crisis of 1997 and 1998, with a boost from interest rate cuts from central banks around the world. Another powerful factor has been the reinvention of the global economy as a result of technology's enormous effect on the way business is conducted.

     Since the fund focuses on what we believe are fast-growing companies with accelerating earnings, our investment process has led us to an overweight in sectors like technology and telecommunications. In fact, these sectors have led the world's markets during the past year, and advertising and media have pitched in to drive performance. These sectors were well-represented in the fund, and some particularly strong holdings helped boost the fund's performance above its benchmarks.


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. This select group of asset management firms direct the investment activities of the Nuveen Mutual Funds, and Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's adviser for growth investing, Columbus Circle Investors (CCI), is an institutional investment management firm with approximately $6 billion in assets under management. For more than 25 years, CCI has sought to produce excellent investment results using a single, disciplined investment process for all asset classes.


* The Lipper International Funds Index is a managed index representing the average annualized total returns of the 30 largest funds in the Lipper International Funds category. The S&P 500 Index is an unmanaged index comprising 500 stocks generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

  Performance figures are quoted for Class A shares at net asset value. Comments cover the period from the fund's inception December 20, 1999, through January 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.


                                                      SEMIANNUAL REPORT  page 11

Q Can you give us some examples of fund holdings that performed particularly well over the period?

CLIFFORD    In the technology sector, companies such as Baltimore Technologies, a U.K. Internet security software company, and Solution 6, an Australian accounting software company, performed very well. Booming demand for wireless services produced positive surprise across many companies in this sector, particularly Nokia, with its innovative phone designs, which have allowed the company to gain in the handset market. In the media sector, Gruppo Editoriale L'Espresso, Italy's second largest newspaper, was up sharply due to the strong economic environment and its ability to leverage content onto its Internet portal.


Q You follow certain themes for the portfolio. What themes did you use during the period and how did you determine them?

CLIFFORD    Our top themes during the period were:
   . media and advertising, driven by economic growth, media deregulation and the opportunity created by the Internet;
   . the global economic recovery, with monetary policy, favorable exchange rates and strong country fundamentals being factors;
   . healthcare, driven by the "aging baby boomers", regulation and new products;
   . wireless communication, with increased demand and penetration; and . the Internet, driven by higher worldwide access, available information and commerce opportunities.

These are themes we expect to continue following for the near term.


Q  What is involved in the fund's investment selection process?

CLIFFORD    We do a great deal of research on individual companies. First and foremost, we want to identify a universe of solid companies with strong growth potential. Then we try to determine which companies are best positioned to benefit in revenue and earnings acceleration, and look for the companies where some change is occurring that could boost investor expectations. We work to pinpoint the most important factors for a particular stock, including long-term and cyclical industry trends, company-specific events, and even political and economic developments. From there, we construct the portfolio subject to certain risk controls. The ultimate goal is to find strong companies showing what we call positive momentum and positive surprise.


NUVEEN INTERNATIONAL GROWTH FUND


Top Ten Stock Holdings

  Nokia Corp.                                   3.5%
----------------------------------------------------
  Murata Manufacturing Company, LTD.            3.3%
----------------------------------------------------
  STMicroelectronics N.V.                       2.6%
----------------------------------------------------
  NTT Mobile Communications Network, Inc.       2.5%
----------------------------------------------------
  Sony Corporation                              2.5%
----------------------------------------------------
  Steag Hamatech AG                             2.4%
----------------------------------------------------
  Ericsson LM Sponsored ADR                     2.3%
----------------------------------------------------
  Thomson Multimedia Sponsored ADR              2.1%
----------------------------------------------------
  Gruppo Editoriale L'Espresso                  2.1%
----------------------------------------------------
  Vestas Wind Systems A/S                       2.1%
----------------------------------------------------

The companies listed represent their respective percentages of stock holdings as of January 31, 2000. Over time, the fund's holdings and their percentages will vary.


SEMIANNUAL REPORT  page 12

Q  What do you mean by "positive momentum and positive surprise?"

CLIFFORD    Our investment process for the fund emphasizes companies that may surprise the market with positive performance, and then are rewarded by the market in the form of higher stock prices. Historic valuation measures such as price-to-earnings ratios aren't as important to us; it's the increase in expectations we are after, or what we call the positive surprise.

      We believe strong companies tend to get stronger (which is positive momentum) and then pleasantly surprise the market by beating investor and analyst expectations. Our philosophy is based on our belief that when a company exceeds expectations, its stock price tends to rise. We think that, as long as no external factor breaks investor confidence, those favorable trends for each company can continue and their stock prices should continue to bid up.

     A core part of CCI's discipline is to keep the top performers until the forces of their positive surprise ebb or the stocks cease to respond to additional supporting evidence.


Q  What strategies do you use to help temper risk?

CLIFFORD    We invest the portfolio primarily in mid- to large-capitalization foreign stocks that we believe are of high quality. Company performance is our primary consideration for international stocks; we also adhere to specific stock, region and country allocation guidelines to help spread risk and manage portfolio volatility.

      We maintain diversification by investing in at least 50 different stocks and by trying to keep position sizes moderate to help avoid being too heavily concentrated in any one company or sector. Investment in emerging markets is limited to 20% of portfolio assets.


Q  What is your outlook for the international markets in the coming months?

CLIFFORD    The level of the stock market and the first stirrings of stress in inflation and interest rates prompted us to begin implementing a more cautious strategy, by taking profits in the biggest winners to date, trying to reduce the risk parameters (price-to-earnings ratios, for example) and by seeking companies whose stock prices are not far advanced.

     We plan to continue to emphasize strong global themes and to try to minimize our holdings of interest rate-sensitive stocks. We have added information technology service companies in an attempt to take advantage of a post-Y2K spending rebound and the need for many firms to become Internet enabled.

     We remain favorably disposed toward those companies likely to benefit from a stronger global economy.


NUVEEN INTERNATIONAL GROWTH FUND

Sector Diversification
                           [PIE CHART APPEARS HERE]

Technology              33.3%
-----------------------------
Consumer Cyclicals      18.0%
-----------------------------
Utilities               11.5%
-----------------------------
Consumer Staples        10.7%
-----------------------------
Capital Goods           10.3%
-----------------------------
Financials               9.2%
-----------------------------
Healthcare               6.1%
-----------------------------
Basic Materials          0.9%
-----------------------------

Portfolio composition is as of January 31, 2000, and is subject to change. Composition is based on the fund's stock holdings.


              "We believe strong companies tend to get stronger
           (which is positive momentum) and then pleasantly surprise the market by beating investor and analyst expectations."

                                                      SEMIANNUAL REPORT  page 13

NUVEEN INTERNATIONAL GROWTH FUND

Fund Spotlight as of January 31, 2000

Quick Facts

                      A Shares         B Shares         C Shares       R Shares
NAV                      $21.93           $21.91           $21.91         $21.93
--------------------------------------------------------------------------------
Fund Symbol                 N/A              N/A              N/A            N/A
--------------------------------------------------------------------------------
CUSIP                 67065W506        67065W605        67065W704      67065W803
--------------------------------------------------------------------------------
Inception Date            12/99            12/99            12/99          12/99
--------------------------------------------------------------------------------


Cumulative Total Returns+

                                   A Shares                B Shares               C Shares            R Shares
                               NAV         Offer        NAV       w/CDSC       NAV        w/CDSC         NAV
YTD                           0.18%       -5.60%       0.14%      -4.86%      0.14%       -0.86%        0.18%
--------------------------------------------------------------------------------------------------------------
Since Inception               9.65%        3.35%       9.55%       4.55%      9.55%        8.55%        9.65%
--------------------------------------------------------------------------------------------------------------

+ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year.


Portfolio Statistics

Total Net Assets                         13.1 million
-----------------------------------------------------
Beta                                              .89
-----------------------------------------------------
Average Market
Capitalization (Stocks)                    47 billion
-----------------------------------------------------
Average P/E                                     73.07
-----------------------------------------------------
Number of Stocks                                   61
-----------------------------------------------------
Turnover Rate (for reporting period)              12%
-----------------------------------------------------
Expense Ratio**                                 1.66%
-----------------------------------------------------

** Class A shares after credit/reimbursement

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Portfolio Allocation.
[PIE CHART APPEARS HERE]

Equity  100%

 . The fund is actively managed, and its holdings, diversification and allocation will vary over time.


Country Allocation*

  Japan                     19.4%
---------------------------------
  United Kingdom            11.2%
---------------------------------
  France                     8.7%
---------------------------------
  Singapore                  7.5%
---------------------------------
  Italy                      7.1%
---------------------------------
  Finland                    6.9%
---------------------------------
  Germany                    6.7%
---------------------------------
  Canada                     6.1%
---------------------------------
  Netherlands                4.6%
---------------------------------
  Switzerland                3.5%
---------------------------------

* As a percentage of total stock holdings as of January 31, 2000. Holdings are subject to change.


Terms To Know

The following are a few terms used throughout this report.

Beta-Beta is a measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market Capitalization-Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped in these main categories:

Large cap:  over $5 billion in market capitalization
Mid cap:    between $1 billion and $5 billion
Small cap:  $1 billion or less

Price/Earnings Ratio (P/E)-The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return-Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

SEMIANNUAL REPORT  page 14

Portfolio of Investments (Unaudited)

Nuveen Rittenhouse Growth Fund

January 31, 2000

                                                                   Market
  Shares     Description                                            Value
-------------------------------------------------------------------------
             COMMON STOCKS - 96.5%
             Capital Goods - 4.4%
  202,000    General Electric Company                        $ 26,941,750
-------------------------------------------------------------------------
             Communication Services - 2.1%
  279,000    MCI WorldCom, Inc.                                12,816,560
-------------------------------------------------------------------------
             Consumer Cyclicals - 6.5%
  437,000    Home Depot, Inc.                                  24,745,125
  264,000    Wal-Mart Stores, Inc.                             14,454,000
-------------------------------------------------------------------------
             Consumer Staples - 18.2%
  441,000    The Coca-Cola Company                             25,329,938
  458,000    Colgate-Palmolive Company                         27,136,500
  285,000    Procter & Gamble Company                          28,749,375
  408,000    Walgreens Co.                                     11,271,000
  497,000    The Walt Disney Company                           18,047,313
-------------------------------------------------------------------------
             Financials - 15.7%
  271,000    American International Group, Inc.                28,217,875
  322,000    Federal Home Loan Mortgage Corporation            16,160,375
  304,000    Federal National Mortgage Association             18,221,000
  160,000    State Street Corporation                          12,830,000
  498,000    Wells Fargo Company                               19,920,000
-------------------------------------------------------------------------
             Health Care - 19.2%
  252,000    Johnson & Johnson                                 21,687,750
  381,000    Medtronic, Inc.                                   17,430,750
  305,000    Merck & Co., Inc.                                 24,037,813
  663,000    Pfizer Inc.                                       24,116,625
  349,000    Schering-Plough Corporation                       15,356,000
  149,000    Warner-Lambert Company                            14,145,688
-------------------------------------------------------------------------
             Technology - 30.4%
  526,000    Automatic Data Processing, Inc.                   24,952,125
  181,000    Cisco Systems, Inc.#                              19,819,500
  173,000    EMC Corporation                                   18,424,500
  149,500    Hewlett-Packard Company                           16,183,375
  287,000    Intel Corporation                                 28,395,063
  135,000    International Business Machines Corporation       15,145,313
  312,000    Lucent Technologies Inc.                          17,238,000
  172,000    Microsoft Corporation#                            16,834,500
  180,000    Oracle Corporation                                 8,991,563
  120,000    Sun Microsystems, Inc.                             9,427,500
   80,000    Texas Instruments Incorporated                     8,630,000
-------------------------------------------------------------------------
             Total Common Stocks - (cost $495,115,701)        585,656,876
             ------------------------------------------------------------

Portfolio of Investments (Unaudited)

January 31, 2000


Principal                                                                 Market
   Amount      Description                                                 Value
--------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 4.9%
$ 29,953,000   Swiss Bank Repurchase Agreement, 5.60%, 2/01/00     $ 29,953,000
--------------------------------------------------------------------------------
               Total Short-Term Investments - (cost $29,953,000)     29,953,000
               -----------------------------------------------------------------
               Total Investments - (cost $525,068,701) - 101.4%     615,609,876
               -----------------------------------------------------------------
               Other Assets Less Liabilities - (1.4)%                (8,651,547)
               -----------------------------------------------------------------
               Net Assets - 100%                                   $606,958,329
               -----------------------------------------------------------------

#  Non-income producing.

                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)
Nuveen Innovation Fund
January 31, 2000

                                                             Market
  Shares    Description                                       Value
-------------------------------------------------------------------
            COMMON STOCKS - 77.6%
            Consumer Cyclicals - 4.6%
  29,500    APAC Customer Services Inc. #                  $376,125
   5,100    DoubleClick Inc. #                              503,944
   5,500    GoTo.com, Inc. #                                411,813
-------------------------------------------------------------------
            Health Care - 4.7%
   3,900    Affymetrix, Inc. #                              902,850
   6,800    Amgen Inc. #                                    433,075
-------------------------------------------------------------------
            Technology - 60.9%
   8,400    Adaptec, Inc. #                                 439,950
     800    Adobe Systems Incorporated                       44,050
   6,300    Agilent Technologies, Inc. #                    416,981
   8,000    Altera Corporation #                            526,000
   8,400    Amdocs Limited #                                446,775
   6,800    America Online, Inc. #                          387,175
   4,400    Applied Micro Circuits Corporation #            650,100
  14,300    Atmel Corporation #                             444,194
   8,400    Business Objects S.A. Sponsored ADR # (DD)      565,425
   9,300    CIENA Corporation #                             610,313
   3,600    Cisco Systems, Inc. #                           394,200
  10,600    Clearnet Communications Inc. #                  412,075
  12,200    Compaq Computer Corporation                     333,975
   4,500    Critical Path, Inc. #                           288,281
  10,600    Fairchild Semiconductor Corporation #           360,400
   4,500    Healtheon/WebMD Corporation #                   292,500
  10,600    iXL Enterprises, Inc. #                         507,475
   5,100    Intel Corporation                               504,581
   9,700    J.D. Edwards & Company #                        289,181
   3,600    JDS Uniphase Corporation # (DD)                 734,175
   7,100    KLA-Tencor Corporation #                        416,238
   3,000    Micromuse Inc. #                                489,563
   6,300    Microsoft Corporation #                         616,613
   4,400    Motorola, Inc.                                  601,700
   3,800    Nokia Oyj Sponsored ADR (DD)                    695,400
   6,300    Open Market, Inc. #                             324,450
  13,700    PeopleSoft, Inc. #                              308,250
   7,600    Portal Software, Inc. #                         377,150
   4,000    PurchasePro.com, Inc. #                         331,500
  10,600    Research in Motion Limited #                    696,950
   4,100    SAP AG Sponsored ADR                            267,269
   5,900    Siebel Systems, Inc. #                          540,956
   6,700    Tellabs, Inc. #                                 361,800
   7,200    Teradyne, Inc. #                                466,200
   3,500    Terayon Communication Systems, Inc. #           374,500

Portfolio of Investments (Unaudited)
Nuveen Innovation Fund (continued)
January 31, 2000



                                                                   Market
Shares       Description                                            Value
-------------------------------------------------------------------------
             Technology (continued)
 8,400       TSI International Software Ltd. #                $   515,025
 4,200       VERITAS Software Corporation #                       612,675
 2,600       Waters Corporation #                                 192,075
 1,100       Yahoo! Inc. #                                        354,269
-------------------------------------------------------------------------
             Utilities - 7.4%
10,600       Calpine Corporation #                                775,124
13,100       Global TeleSystems Group, Inc. #                     326,680
13,100       Intermedia Communications Inc. #                     563,300
 3,600       VoiceStream Wireless Corporation #                   422,550
-------------------------------------------------------------------------
             Total Investments - (cost $21,060,886) - 77.6%    21,905,850
             ------------------------------------------------------------
             Other Assets Less Liabilities - 22.4%              6,317,654
             ------------------------------------------------------------
             Net Assets - 100%                                $28,223,504
             ------------------------------------------------------------

#    Non-income producing.
(DD) Portion of security purchased on a delayed delivery basis.

                          See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)
Nuveen International Growth Fund
January 31, 2000



                                                                           Market
Shares                         Description                                  Value
---------------------------------------------------------------------------------
                               COMMON STOCKS - 90.6%
                               Basic Materials - 0.8%
                       20,000  Billiton plc                              $103,819
---------------------------------------------------------------------------------
                               Capital Goods - 9.4%
                        8,200  CRH plc                                    156,847
                       20,000  JOT Automation Group Oyj                   217,204
                          440  Mannesmann AG #                            107,624
                        2,700  Singulus Technologies AG #                 224,278
                        6,800  Steag Hamatech AG #                        285,418
                        1,100  Vestas Wind Systems A/S #                  255,928
---------------------------------------------------------------------------------
                               Consumer Cyclicals - 16.3%
                        3,000  Asatsu - DK Inc.                           195,619
                        2,000  Gucci Group N.V.                           213,625
                       20,000  Gruppo Editoriale L'Espresso               255,949
                      140,000  Seat Pagine Gialle SpA                     243,131
                        2,000  Secom Co., Ltd.                            179,364
                       10,000  Sharp Corporation                          177,682
                        5,500  Singapore Press Holdings Limited           108,040
                        1,200  Sony Corporation                           302,228
                        3,400  Thomson Multimedia Sponsored ADR #         257,550
                        3,000  WPP Group plc Sponsored ADR                243,000
---------------------------------------------------------------------------------
                               Consumer Staples - 9.7%
                       15,000  BEC World Public Company Limited           120,913
                        6,300  British Sky Broadcasting Group plc #       146,997
                        1,700  FamilyMart Co., Ltd                        106,721
                           10  Fuji Television Network Inc.               154,141
                       11,000  Mediaset SpA                               174,135
                          175  NRJ S.A.                                   107,526
                       40,000  Rentokil Initial plc                       154,634
                          230  Societe Television Francaise 1             122,867
                       24,400  TV Azteca, S.A. de C.V. Sponsored ADR      202,825
---------------------------------------------------------------------------------
                               Financials - 8.4%
                        2,100  Bipop SpA                                  178,548
                       14,000  DBS Group Holdings Limited                 187,732
                        9,000  INES Corporation                           218,600
                        2,300  ING Groep N.V.                             116,116
                       11,700  Prudential plc                             216,575
                          200  Softbank Corp.                             196,179
---------------------------------------------------------------------------------
                               Health Care - 5.5%
                          100  Ares-Serono Group                          255,506
                        4,000  Biovail Corporation International #        199,500
                           35  Disetronic Holding AG                      169,272
                        2,000  Takeda Chemical Industries, Ltd.           108,366

Portfolio of Investments (Unaudited)
Nuveen International Growth Fund (continued)
January 31, 2000

                                                                                                        Market
 Shares                      Description                                                                Value
 ------------------------------------------------------------------------------------------------------------------
                             Technology - 30.1%
  1,500                      AudioCodes Ltd. #                                                          $    83,813
  2,400                      Baltimore Technologies plc #                                                   254,456
  2,300                      Chartered Semiconductor Manufacturing Limited Sponsored ADR #                  188,888
  1,600                      Check Point Software Technologies Ltd. #                                       176,275
  2,000                      Comptel Oyj                                                                    199,593
 24,700                      Datacraft Asia Limited                                                         226,005
  1,700                      GFI Informatique (DD)                                                          241,175
  8,900                      Logica plc                                                                     235,433
  2,000                      Murata Manufacturing Company, Ltd.                                             404,316
 21,000                      NatSteel Electronics Ltd.                                                      102,511
  2,300                      Nokia Oyj Sponsored ADR                                                        420,900
  3,800                      Research in Motion Limited #                                                   249,850
    330                      SAP AG                                                                         189,202
  2,500                      St Assembly Test Services Limited Sponsored ADR # (DD1)                         96,250
  1,900                      STMicroelectronics N.V.                                                        319,913
 18,000                      Solution 6 Holdings Limited #                                                  117,100
    900                      724 Solutions Inc. #                                                            61,088
  2,600                      Terra Networks, S.A. Sponsored ADR #                                           228,313
  1,800                      United Pan-Europe Communications N.V. Sponsored ADR #                          229,500
-------------------------------------------------------------------------------------------------------------------
                             Utilities - 10.4%
 65,000                      Cable & Wireless Optus Limited #                                               232,740
  1,500                      China Telecom (Hong Kong) Limited Sponsored ADR #                              187,500
  3,700                      Ericsson LM Sponsored ADR                                                      275,881
      9                      NTT Mobile Communications Network, Inc.                                        306,040
  5,000                      Rogers Cantel Mobile Communications Inc. #                                     225,934
  6,400                      Telefonica S.A.                                                                162,179
 ------------------------------------------------------------------------------------------------------------------
                             Total Investments - (cost $10,897,378) - 90.6%                              12,079,314
                             --------------------------------------------------------------------------------------
                             Other Assets Less Liabilities - 9.4%                                         1,256,153
                             --------------------------------------------------------------------------------------
                             Net Assets - 100%                                                          $13,335,467
                             --------------------------------------------------------------------------------------

                             Country Allocation (as a percentage of the fund's net assets)
                             --------------------------------------------------------------------------------------
                             Japan                            17.6%          Spain                             2.9%
                             --------------------------------------------------------------------------------------
                             United Kingdom                   10.2           Australia                         2.6
                             --------------------------------------------------------------------------------------
                             France                            7.9           Sweden                            2.1
                             --------------------------------------------------------------------------------------
                             Singapore                         6.8           Israel                            2.0
                             --------------------------------------------------------------------------------------
                             Italy                             6.4           Denmark                           1.9
                             --------------------------------------------------------------------------------------
                             Finland                           6.3           Mexico                            1.5
                             --------------------------------------------------------------------------------------
                             Germany                           6.0           Hong Kong                         1.4
                             --------------------------------------------------------------------------------------
                             Canada                            5.5           Ireland                           1.2
                             --------------------------------------------------------------------------------------
                             Netherlands                       4.2           Thailand                          0.9
                             --------------------------------------------------------------------------------------
                             Switzerland                       3.2
                             -------------------------------------

                             #     Non-income producing.
                             (DD)  Portion of security purchased on a delayed delivery basis.
                             (DD1) Security purchased on a delayed delivery basis.


                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS (Unaudited)
January 31, 2000


                                                                                                         INTERNATIONAL
                                                                              GROWTH       INNOVATION           GROWTH
----------------------------------------------------------------------------------------------------------------------
 ASSETS
 Investment securities, at market value (cost $525,068,701,
   $21,060,886 and $10,897,378, respectively)                           $615,609,876      $21,905,850      $12,079,314
 Cash                                                                            718        5,694,139        1,022,829
 Receivables:
   Dividends and interest                                                    321,659               --            1,605
   Fund manager                                                                   --           14,782           23,327
   Investments sold                                                               --          915,567          307,022
   Shares sold                                                             1,560,347        2,456,344          634,445
 Other assets                                                                543,566              660               --
----------------------------------------------------------------------------------------------------------------------
     Total assets                                                        618,036,166       30,987,342       14,068,542
----------------------------------------------------------------------------------------------------------------------
 LIABILITIES
 Payables:
   Investments purchased                                                   8,566,524        2,693,518          686,198
   Net unrealized depreciation on unsettled foreign currency
     forward contracts from transaction hedges                                    --               --              539
   Shares redeemed                                                         1,612,357           19,878            6,327
 Accrued expenses:
   Management fees                                                           430,821               --               --
   12b-1 distribution and service fees                                       405,874           10,644              166
   Other                                                                      62,261           39,798           39,845
----------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                     11,077,837        2,763,838          733,075
----------------------------------------------------------------------------------------------------------------------
 Net assets                                                             $606,958,329      $28,223,504      $13,335,467
----------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES
 Net assets                                                             $114,710,924      $ 2,154,370      $   761,476
 Shares outstanding                                                        4,141,149           95,832           34,724
 Net asset value and redemption price per share                         $      27.70      $     22.48      $     21.93
 Offering price per share (net asset value per share plus
     maximum sales charge of 5.75% of offering price)                   $      29.39      $     23.85      $     23.27
----------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES
 Net assets                                                             $270,683,670      $ 4,462,986      $   343,672
 Shares outstanding                                                        9,920,007          198,752           15,688
 Net asset value, offering and redemption price per share               $      27.29      $     22.46      $     21.91
----------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES
 Net assets                                                             $174,735,237      $14,620,054      $   142,519
 Shares outstanding                                                        6,400,058          651,014            6,505
 Net asset value, offering and redemption price per share               $      27.30      $     22.46      $     21.91
----------------------------------------------------------------------------------------------------------------------
 CLASS R SHARES
 Net assets                                                             $ 46,828,498      $ 6,986,094      $12,087,800
 Shares outstanding                                                        1,680,657          310,759          551,186
 Net asset value, offering and redemption price per share               $      27.86      $     22.48      $     21.93
----------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (Unaudited)

                                                                                                             INTERNATIONAL
                                                                                GROWTH        INNOVATION            GROWTH
                                                                      ----------------   ---------------   ---------------
                                                                                                12/20/99          12/20/99
                                                                                           (COMMENCEMENT     (COMMENCEMENT
                                                                      SIX MONTHS ENDED     OF OPERATIONS)    OF OPERATIONS)
                                                                               1/31/00   THROUGH 1/31/00   THROUGH 1/31/00
--------------------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends                                                                 $ 2,350,400        $       27        $    1,682
 Interest                                                                      504,801                --                --
--------------------------------------------------------------------------------------------------------------------------
 Total investment income                                                     2,855,201                27             1,682
--------------------------------------------------------------------------------------------------------------------------
 EXPENSES
 Management fees                                                             2,367,449            21,033            14,208
 12b-1 service fees - Class A                                                  136,762               170                19
 12b-1 distribution and service fees - Class B                               1,251,249             1,230               104
 12b-1 distribution and service fees - Class C                                 818,049            11,582                61
 Shareholders' servicing agent fees and expenses                               284,324               120               120
 Custodian's fees and expenses                                                  46,011             6,532             7,248
 Trustees' fees and expenses                                                    16,345               138               138
 Professional fees                                                               7,030            31,561            31,561
 Shareholders' reports - printing and mailing expenses                          46,094             3,350             3,397
 Federal and state registration fees                                            26,492               807               373
 Other expenses                                                                 34,264                53               186
--------------------------------------------------------------------------------------------------------------------------
 Total expenses before custodian fee credit and
     expense reimbursement                                                   5,034,069            76,576            57,415
     Custodian fee credit                                                          (51)           (2,712)           (2,993)
     Expense reimbursement                                                          --           (32,657)          (35,253)
--------------------------------------------------------------------------------------------------------------------------
 Net expenses                                                                5,034,018            41,207            19,169
--------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                               (2,178,817)          (41,180)          (17,487)
--------------------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss):
     Investment transactions                                                 2,189,519           881,766           (68,175)
     Foreign currency transactions                                                  --                --           (29,432)
 Net change in unrealized appreciation or depreciation
    of investments                                                          53,471,889           844,965         1,181,936
 Net change in unrealized gain (loss) on translation of assets and
     liabilities denominated in foreign currencies                                  --                --            (3,221)
--------------------------------------------------------------------------------------------------------------------------
 Net gain from investments                                                  55,661,408         1,726,731         1,081,108
--------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets from operations                                $53,482,591        $1,685,551        $1,063,621
--------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

                                                                                                               INTERNATIONAL
                                                    GROWTH                            INNOVATION                      GROWTH
                                               -------------------------------   ---------------------   -------------------
                                                                                   12/20/99 (COMMENCE-   12/20/99 (COMMENCE-
                                               SIX MONTHS ENDED     YEAR ENDED   MENT OF OPERATIONS)    MENT OF OPERATIONS)
                                                        1/31/00        7/31/99         THROUGH 1/31/00       THROUGH 1/31/00
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)                       $ (2,178,817)  $ (2,462,919)            $   (41,180)          $   (17,487)
Net realized gain (loss):
  Investment transactions                             2,189,519      2,654,612                 881,766               (68,175)
  Foreign currency transactions                              --             --                      --               (29,432)
Net change in unrealized appreciation
 or depreciation of investments                      53,471,889     30,332,273                 844,965             1,181,936
Net change in unrealized gain (loss) on
 translation of assets and liabilities
 denominated in foreign currencies                           --             --                      --                (3,221)
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations           53,482,591     30,523,966               1,685,551             1,063,621
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From accumulated net realized gains
 from investment transactions:
  Class A                                               (30,276)      (162,515)                     --                    --
  Class B                                               (72,146)      (332,952)                     --                    --
  Class C                                               (47,034)      (189,464)                     --                    --
  Class R                                               (12,078)      (103,805)                     --                    --
----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
 to shareholders                                       (161,534)      (788,736)                     --                    --
----------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Net proceeds from sale of shares                     87,369,947    329,272,030              26,717,002            12,278,880
Net proceeds from shares issued to
 shareholders due to reinvestment
 of distributions                                        77,942        352,550                      --                    --
----------------------------------------------------------------------------------------------------------------------------
                                                     87,447,889    329,624,580              26,717,002            12,278,880
Cost of shares redeemed                             (49,184,963)   (49,825,219)               (179,049)               (7,034)
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund
 share transactions                                  38,262,926    279,799,361              26,537,953            12,271,846
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                           91,583,983    309,534,591              28,223,504            13,335,467
Net assets at the beginning of period               515,374,346    205,839,755                      --                    --
----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                    $606,958,329   $515,374,346             $28,223,504           $13,335,467
----------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment
 income at the end of period                       $         --   $         --             $        --           $        --
----------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)


1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Trust comprises the Nuveen Rittenhouse Growth Fund ("Growth"), the Nuveen Innovation Fund ("Innovation") and the Nuveen International Growth Fund ("International Growth") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1997.

The Growth Fund invests in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large capitalization companies that have a history of consistent earnings and dividend growth ("blue chip companies") in order to provide long-term growth of capital.

The Innovation Fund will invest at least 65% of its total assets in stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry and in companies that develop, provide and service those technologies in order to provide capital appreciation without consideration for income.

The International Growth Fund primarily invests in common stocks of medium and large capitalization companies domiciled in countries other than the United States in order to provide long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities held by the Funds are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities held by the Growth Fund are valued by a pricing service at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. When quotations are not readily available electronic data processing techniques are used to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At January 31, 2000, the Innovation and International Growth Funds had delayed delivery purchase commitments of $380,684 and $111,498, respectively. The Growth Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

Each Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Funds may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period ended January 31, 2000. The International Growth Fund has entered into foreign currency forward contracts for hedging purposes as described in the Foreign Currency Transactions paragraph below.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations

To the extent that the Innovation and International Growth Funds invest in securities that are denominated in a currency other than U.S. dollars, each Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Foreign Currency Transactions

The Innovation and International Growth Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward contracts, options and futures transactions. Each Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, each Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. As of January 31, 2000, the International Growth Fund had outstanding foreign currency forward contracts as follows:

                                                                           UNREALIZED
                                                                         APPRECIATION
U.S. DOLLARS                                       SETTLEMENT           (DEPRECIATION)
        SOLD     FOREIGN CURRENCY PURCHASED              DATE     AT JANUARY 31, 2000
--------------------------------------------------------------------------------------
     $73,281     Euro Dollar (71,036)           February 2000                 $ 3,779
      81,303     Euro Dollar (78,812)           February 2000                   4,193
      69,598     Hong Kong Dollars (541,471)    February 2000                       4
--------------------------------------------------------------------------------------
                                                                                7,976
--------------------------------------------------------------------------------------
                                                                           UNREALIZED
                                                                         APPRECIATION
U.S. DOLLARS                                       SETTLEMENT           (DEPRECIATION)
   PURCHASED     FOREIGN CURRENCY SOLD                   DATE     AT JANUARY 31, 2000
-------------------------------------------------------------------------------------
     $59,175     Euro Dollar (57,340)           February 2000                 $(3,073)
      53,861     Euro Dollar (52,692)           February 2000                  (2,307)
     149,008     Japanese Yen (15,615,012)      February 2000                  (3,135)
-------------------------------------------------------------------------------------
                                                                               (8,515)
-------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on foreign currency forward contracts (539)
-------------------------------------------------------------------------------------

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                                                GROWTH
                                                                         ------------------------------------------------------
                                                                            SIX MONTHS ENDED               YEAR ENDED
                                                                                1/31/00                      7/31/99
                                                                         -----------------------       ------------------------
                                                                         SHARES           AMOUNT       SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                  685,139   $ 18,292,086       2,927,355   $ 70,955,142
 Class B                                                                1,435,519     37,750,178       5,856,226    140,460,433
 Class C                                                                1,062,107     28,020,278       4,601,620    110,898,865
 Class R                                                                  119,831      3,307,405         285,712      6,957,590
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                      696         19,228           4,037         97,207
 Class B                                                                    1,256         34,214           6,527        156,121
 Class C                                                                      747         20,375           3,092         73,983
 Class R                                                                      148          4,125           1,045         25,239
-------------------------------------------------------------------------------------------------------------------------------
                                                                        3,305,443     87,447,889      13,685,614    329,624,580
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                 (571,652)   (15,326,724)       (798,461)   (19,308,120)
 Class B                                                                 (466,878)   (12,278,381)       (523,896)   (12,612,079)
 Class C                                                                 (578,703)   (15,328,052)       (596,853)   (14,525,925)
 Class R                                                                 (232,186)    (6,251,806)       (146,221)    (3,379,095)
-------------------------------------------------------------------------------------------------------------------------------
                                                                       (1,849,419)   (49,184,963)     (2,065,431)   (49,825,219)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                                                            1,456,024   $ 38,262,926      11,620,183   $279,799,361
-------------------------------------------------------------------------------------------------------------------------------


                                                                                 INNOVATION                INTERNATIONAL GROWTH
                                                                        ---------------------------     ----------------------------
                                                                          12/20/99 (COMMENCEMENT OF      12/20/99 (COMMENCEMENT OF
                                                                          OPERATIONS) THROUGH 1/31/00    OPERATIONS) THROUGH 1/31/00
                                                                         ---------------------------     ---------------------------
                                                                         SHARES          AMOUNT           SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                    95,874      $ 2,149,661       35,009       $   769,155
 Class B                                                                   198,767        4,515,172       15,688           338,068
 Class C                                                                   658,921       13,815,165        6,538           139,027
 Class R                                                                   310,759        6,237,004      551,186        11,032,630
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                        --               --           --                --
 Class B                                                                        --               --           --                --
 Class C                                                                        --               --           --                --
 Class R                                                                        --               --           --                --
------------------------------------------------------------------------------------------------------------------------------------
                                                                         1,264,321       26,717,002      608,421        12,278,880
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                       (42)            (992)        (285)           (6,327)
 Class B                                                                       (15)            (336)          --                --
 Class C                                                                    (7,907)        (177,721)         (33)             (707)
 Class R                                                                        --               --           --                --
------------------------------------------------------------------------------------------------------------------------------------
                                                                            (7,964)        (179,049)        (318)           (7,034)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                             1,256,357      $26,537,953      608,103       $12,271,846
------------------------------------------------------------------------------------------------------------------------------------

3. Securities Transactions
Purchases and sales (including maturities) of common stocks and short-term investments for the period ended January 31, 2000, were as follows:

                                                                                     GROWTH        INNOVATION   INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
Purchases:
 Common stocks                                                                     $   98,156,086   $23,859,257          $12,360,148
 Short-term investments                                                             2,369,469,000            --                   --
Sales and maturities:
 Common stocks                                                                         73,524,993     3,680,136            1,394,595
 Short-term investments                                                             2,358,756,000            --                   --
------------------------------------------------------------------------------------------------------------------------------------
At January 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:
                                                                                     GROWTH        INNOVATION   INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   $  525,273,519   $21,060,886          $10,897,378
------------------------------------------------------------------------------------------------------------------------------------

4. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at January 31, 2000, were as follows:

                                                                                     GROWTH        INNOVATION   INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
 appreciation                                                                      $100,598,961     $1,563,427           $1,612,142
 depreciation                                                                       (10,262,604)      (718,463)            (430,206)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                                         $ 90,336,357    $  844,964           $1,181,936
------------------------------------------------------------------------------------------------------------------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), each Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of each Fund as follows:

                                                                                     GROWTH        INNOVATION   INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                .8500%      1.0000%                1.0500%
For the next $125 million                                                                 .8375        .9875                 1.0375
For the next $250 million                                                                 .8250        .9750                 1.0250
For the next $500 million                                                                 .8125        .9625                 1.0125
For the next $1 billion                                                                   .8000        .9500                 1.0000
For net assets over $2 billion                                                            .7750        .9250                  .9750
------------------------------------------------------------------------------------------------------------------------------------

The Adviser has agreed to waive fees and reimburse expenses for the Growth Fund through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.10% of the average daily net asset value of any class of Fund shares. The Adviser may also voluntarily agree to reimburse expenses from time to time, in any of the Funds which may be terminated at any time at its discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Rittenhouse Financial Services, Inc. ("Rittenhouse"), a wholly owned subsidiary of The John Nuveen Company, and Columbus Circle Investors ("CCI") under which Rittenhouse manages the Growth Fund's investment portfolio and CCI manages the investment portfolios of the Innovation and International Growth Funds. Rittenhouse and CCI are compensated for their services from the management fee paid to the Adviser. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the period ended January 31, 2000, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares the majority of which were paid out as concessions to authorized dealers as follows:

                               Growth    Innovation  International Growth
-------------------------------------------------------------------------
Sales charges collected        $194,142     $21,291                $4,119
Paid to authorized dealers      177,577      18,557                 3,587
=========================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period ended January 31, 2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                               Growth    Innovation  International Growth
-------------------------------------------------------------------------
Commission advances           $ 1,631,347   $ 241,858            $ 12,793
=========================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the period ended January 31, 2000, the Distributor retained such 12b-1 fees as follows:

                               Growth    Innovation  International Growth
-------------------------------------------------------------------------
12b-1 fees retained           $ 1,600,617    $ 6,848                $ 119
=========================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the period ended January 31, 2000, as follows:

                               Growth    Innovation  International Growth
-------------------------------------------------------------------------
CDSC retained                 $ 372,912       $ 418                   $ 7
=========================================================================

6. Composition of Net Assets
At January 31, 2000, the Funds had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

                                                                          Growth       Innovation   International Growth
-------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                         $514,389,169   $26,496,773           $12,254,359
Balance of undistributed net investment income                                    --            --                    --
Accumulated net realized gain (loss) from investment transactions
and foreign currency transactions                                          2,027,985       881,766               (97,607)
Net unrealized appreciation of investments                                90,541,175       844,965             1,181,936
Net unrealized gain (loss) on translation of assets and liabilities
denominated in foreign currencies                                                 --            --                (3,221)
-------------------------------------------------------------------------------------------------------------------------
Net assets                                                              $606,958,329   $28,223,504           $13,335,467
=========================================================================================================================

                       Financial Highlights (Unaudited)



         Selected data for a share outstanding throughout each period:

Class (Inception Date)

                                Investment Operations        Less Distributions
                              -------------------------    ----------------------

Growth
                                            Net
                                      Realized/
                                Net  Unrealized
                 Beginning  Invest-     Invest-              Net                    Ending
                       Net     ment        ment          Invest-                       Net
Year Ended           Asset  Income/       Gain/             ment  Capital            Asset       Total
July, 31             Value   (Loss)      (Loss)   Total   Income    Gains   Total    Value  Returns(s)
--------------------------------------------------------------------------------------------------------

Class A (12/97)
    2000 (e)     $ 25.10    $ (.03)    $ 2.64    $ 2.61   $ --    $ (.01)  $ (.01)  $ 27.70    10.31%
    1999           22.75      (.04)      2.45      2.41     --      (.06)    (.06)    25.10    10.62
    1998 (d)       20.00      (.01)      2.76      2.75     --        --       --     22.75    13.75
Class B (12/97)
    2000 (e)       24.82      (.13)      2.61      2.48     --      (.01)    (.01)    27.29     9.86
    1999           22.66      (.23)      2.45      2.22     --      (.06)    (.06)    24.82     9.86
    1998 (d)       20.00      (.11)      2.77      2.66     --        --       --     22.66    13.30
Class C (12/97)
    2000 (e)       24.84      (.13)      2.60      2.47     --      (.01)    (.01)    27.30     9.85
    1999           22.67      (.23)      2.46      2.23     --      (.06)    (.06)    24.84     9.86
    1998 (d)       20.00      (.11)      2.78      2.67     --        --       --     22.67    13.35
Class R (12/97)
    2000 (e)       25.22        --       2.65      2.65     --      (.01)    (.01)    27.86    10.42
    1999           22.79       .02       2.47      2.49     --      (.06)    (.06)    25.22    10.95
    1998 (d)       20.00       .03       2.76      2.79     --        --       --     22.79    13.95
========================================================================================================

                                     Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
                             Before Credit/           After            After Credit/
                             Reimbursement      Reimbursement (b)    Reimbursement (c)
                           ------------------  -------------------  -------------------
                                        Ratio                Ratio                Ratio
                                       of Net               of Net               of Net
                                      Invest-              Invest-              Invest-
                           Ratio of      ment  Ratio of       ment  Ratio of       ment
                           Expenses    Income  Expenses     Income  Expenses     Income
                 Ending          to        to        to         to        to         to
                    Net     Average   Average   Average    Average   Average    Average  Portfolio
Year Ended       Assets         Net       Net       Net        Net       Net        Net   Turnover
July 31,          (000)      Assets    Assets    Assets     Assets    Assets     Assets       Rate
---------------------------------------------------------------------------------------------------

Class A (12/97)
    2000 (e)     $ 114,711    1.24%*   (.24)%*   1.24%*    (.24)%*    1.24%*    (.24)%*      13%
    1999           101,080    1.27     (.18)     1.27      (.18)      1.27      (.18)        22
    1998 (d)        43,092    1.42*    (.16)*    1.35*     (.09)*     1.35*     (.09)*        4
Class B (12/97)
    2000 (e)       270,684    1.99*    (.99)*    1.99*     (.99)*     1.99*     (.99)*       13
    1999           222,156    2.02     (.94)     2.02      (.94)      2.01      (.93)        22
    1998 (d)        81,823    2.17*    (.91)*    2.10*     (.84)*     2.10*     (.84)*        4
Class C (12/97)
    2000 (e)       174,735    1.99*    (.99)*    1.99*     (.99)*     1.99*     (.99)*       13
    1999           146,927    2.01     (.93)     2.01      (.93)      2.01      (.93)        22
    1998 (d)        43,260    2.17*    (.91)*    2.10*     (.84)*     2.10*     (.84)*        4
Class R (12/97)
    2000 (e)        46,828     .99*     .03*      .99*      .03*       .99*      .03*        13
    1999            45,211    1.03      .08      1.03       .08       1.03       .08         22
    1998 (d)        37,664    1.19*     .11*     1.10*      .20*      1.10*      .20*         4

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  From commencement of class operations as noted.
(e)  For the six months ended January 31, 2000.

              Selected data for a share outstanding throughout the period December 20, 1999 (commencement of operations) through January 31, 2000:

Class (Inception Date)

                                Investment Operations        Less Distributions
                              -------------------------    ----------------------

Innovation                                  Net
                                      Realized/
                                Net  Unrealized
                 Beginning  Invest-     Invest-              Net                    Ending
                       Net     ment        ment          Invest-                       Net
Year Ended           Asset  Income/       Gain/             ment  Capital            Asset       Total
July, 31             Value   (Loss)      (Loss)   Total   Income    Gains   Total    Value  Returns(s)
--------------------------------------------------------------------------------------------------------

Class A (12/99)
    2000 (d)     $ 20.00    $ (.04)    $ 2.52    $ 2.48   $ --    $   --  $   --    $ 22.48    12.40%
Class B (12/99)
    2000 (d)       20.00      (.06)      2.52      2.46     --        --      --      22.46    12.30
Class C (12/99)
    2000 (d)       20.00      (.06)      2.52      2.48     --        --      --      22.46    12.30
Class R (12/99)
    2000 (d)       20.00      (.03)      2.51      2.48     --        --      --      22.48    12.40
========================================================================================================

                                     Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
                             Before Credit/           After            After Credit/
                             Reimbursement      Reimbursement (b)    Reimbursement (c)
                           ------------------  -------------------  -------------------
                                        Ratio                Ratio                Ratio
                                       of Net               of Net               of Net
                                      Invest-              Invest-              Invest-
                           Ratio of      ment  Ratio of       ment  Ratio of       ment
                           Expenses    Income  Expenses     Income  Expenses     Income
                 Ending          to        to        to         to        to         to
                    Net     Average   Average   Average    Average   Average    Average  Portfolio
Year Ended       Assets         Net       Net       Net        Net       Net        Net   Turnover
July 31,          (000)      Assets    Assets    Assets     Assets    Assets     Assets       Rate
---------------------------------------------------------------------------------------------------

Class A (12/99)
    2000 (d)      $  2,154    4.93%*  (4.93)%*   1.71%*   (1.71)%*    1.58%*   (1.58)%*      21%
Class B (12/99)
    2000 (d)         4,463    6.38*   (6.38)*    2.45*    (2.44)*     2.34*    (2.34)*       21
Class C (12/99)
    2000 (d)        14,620    3.93*   (3.92)*    2.46*    (2.46)*     2.34*    (2.33)*       21
Class R (12/99)
    2000 (d)         6,986    2.61*   (2.61)*    1.47*    (1.47)*     1.34*    (1.34)*       21
===================================================================================================


*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d) For the period December 20, 1999 (commencement of operation) through January 31, 2000.

              Selected data for a share outstanding throughout the period December 20, 1999 (commencement of operations) through January 31, 2000:


Class (Inception Date)

                                Investment Operations        Less Distributions
                              -------------------------    ----------------------

International Growth                        Net
                                      Realized/
                                Net  Unrealized
                 Beginning  Invest-     Invest-              Net                    Ending
                       Net     ment        ment          Invest-                       Net
Year Ended           Asset  Income/       Gain/             ment  Capital            Asset       Total
July, 31             Value   (Loss)      (Loss)   Total   Income    Gains   Total    Value  Returns(s)
--------------------------------------------------------------------------------------------------------

Class A (12/99)
    2000 (d)     $ 20.00    $ (.04)    $ 1.97    $ 1.93   $ --    $   --  $   --    $ 21.93     9.65%
Class B (12/99)
    2000 (d)       20.00      (.06)      1.97      1.91     --        --      --      21.91     9.55
Class C (12/99)
    2000 (d)       20.00      (.06)      1.97      1.91     --        --      --      21.91     9.55
Class R (12/99)
    2000 (d)       20.00      (.03)      1.96      1.93     --        --      --      21.93     9.65
========================================================================================================

                                     Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
                             Before Credit/           After            After Credit/
                             Reimbursement      Reimbursement (b)    Reimbursement (c)
                           ------------------  -------------------  -------------------
                                        Ratio                Ratio                Ratio
                                       of Net               of Net               of Net
                                      Invest-              Invest-              Invest-
                           Ratio of      ment  Ratio of       ment  Ratio of       ment
                           Expenses    Income  Expenses     Income  Expenses     Income
                 Ending          to        to        to         to        to         to
                    Net     Average   Average   Average    Average   Average    Average  Portfolio
Year Ended       Assets         Net       Net       Net        Net       Net        Net   Turnover
July 31,          (000)      Assets    Assets    Assets     Assets    Assets     Assets       Rate
---------------------------------------------------------------------------------------------------

Class A (12/99)
    2000 (d)      $    761   18.88%*  (18.82)%*  1.87%*   (1.81)%*    1.65%*   (1.60)%*      12%
Class B (12/99)
    2000 (d)           334   10.61*   (10.54)*   2.51*    (2.54)*     2.40*    (2.32)*       12
Class C (12/99)
    2000 (d)           143    8.34*    (8.27)*   2.64*    (2.57)*     2.40*    (2.35)*       12
Class R (12/99)
    2000 (d)        12,088    4.08*    (3.96)*   1.62*    (1.49)*     1.40*    (1.27)*       12
===================================================================================================


*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d) For the period December 20, 1999 (commencement of operations) through January 31, 2000.

Building a Better Portfolio
Can Make You a Successful Investor


Nuveen Family
of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and
Income

European Value Fund
Growth and
Income Stock Fund
Balanced Stock
and Bond Fund
Balanced Municipal
and Stock Fund
Dividend and
Growth Fund

Income

Income Fund
Floating Rate Fund(1)

Tax-Free Income

National Funds

High Yield
Long-Term
Insured Long Term
Intermediate-Term
Limited-Term

State Funds

Arizona
California(2)
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts(2)
Michigan
Missouri
New Jersey
New Mexico
New York(2)
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring experienced investment managers including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. Nuveen's managers give you all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.



1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

                               Fund Information



Board of Trustees

James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Investment Managers

Rittenhouse Financial Services, Inc.
Two Radnor Corporate Center
Suite 400
Radnor, PA 19087-4570

Columbus Circle Investors
Metro Center
One Station Place
Stamford, CT 06902

Transfer Agent and
Shareholder Services

Chase Global Funds Services Co.
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel
Chapman and Cutler
Chicago, IL

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

SERVING INVESTORS
FOR GENERATIONS

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Adviser Today

To find out how the Nuveen Innovation Fund might round out your investment portfolio, contact your financial adviser today. Or call Nuveen at (800)
257.8787 for more information. Ask your adviser or call for a prospectus which details risks, fees and expenses. Please read the prospectus carefully before you invest.

[LOGO OF NUVEEN INVESTMENTS APPEARS HERE]

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

ESA-1-1-00